UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2009

CAPE FEAR BANK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-51513	20-3035898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1117 Military Cutoff Road Wilmington, North Carolina	28405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (910) 509-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Effective January 27, 2009, we amended our Articles of Incorporation. The amendment was approved by our shareholders at a meeting of our shareholders held on December 30, 2008, and was described in our definitive proxy statement dated November 25, 2008, that we filed with the Securities and Exchange Commission in connection with that meeting.

The amendment created a new class of our authorized capital stock consisting of 5,000,000 shares of preferred stock and authorizes our Board of Directors to issue shares of that stock from time to time, to create series thereof, and to determine the designations, terms, relative rights, preferences and limitations of those shares, or of shares within each series, at the time of issuance, all by its resolutions, and without further approval of shareholders.

The text of the amendment to our Articles of Incorporation is attached as an exhibit to this report.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibit is being filed with this Report:

Exhibit No.	Exhibit Description
99.01	Text of amendment to Registrant’s Articles of Incorporation effective on January 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPE FEAR BANK CORPORATION
(Registrant)

Date: January 30, 2009	By:	/S/ Betty V. Norris
Betty V. Norris
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.01	Text of amendment to Registrant’s Articles of Incorporation effective on January 27, 2009

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